UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21423

The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Dividend & Income Trust

Third Quarter Report September 30, 2011

Mario J. Gabelli, CFA	Barbara G. Marcin, CFA	Robert D. Leininger, CFA

To Our Shareholders,

For the quarter ended September 30, 2011, the net asset value (“NAV”) total return of The Gabelli Dividend & Income Trust (the “Fund”) was (17.8)%, compared with the decrease of 13.9% for the Standard & Poor’s (“S&P”) 500 Index. The total return for the Fund’s publicly traded shares was (16.4)%. On September 30, 2011, the Fund’s NAV per share was $15.28, while the price of the publicly traded shares closed at $13.69 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of September 30, 2011.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	3 Year	5 Year	Since Inception (11/28/03)
Gabelli Dividend & Income Trust
NAV Total Return (b)	(17.84)%	(10.14)%	0.50%	2.25%	(0.94)%	3.59%
Investment Total Return (c)	(16.36)	(7.08)	3.93	7.72	0.96	2.48
S&P 500 Index	(13.87)	(8.68)	1.14	1.23	(1.18)	2.91
Dow Jones Industrial Average	(11.49)	(3.93)	3.78	3.14	1.36	4.03	(d)
Nasdaq Composite Index	(12.70)	(8.32)	2.99	5.99	2.30	3.56
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.
(d)	From November 30, 2003, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS — 92.1%
	Aerospace — 2.0%
20,000	Goodrich Corp.	$2,413,600
32,000	Kaman Corp.	891,200
120,000	Rockwell Automation Inc.	6,720,000
1,344,000	Rolls-Royce Holdings plc†	12,470,258
192,000	The Boeing Co.	11,617,920

		34,112,978

	Agriculture — 0.1%
100,000	Archer-Daniels-Midland Co.	2,481,000

	Automotive — 0.5%
250,000	Ford Motor Co.†	2,417,500
123,000	General Motors Co.†	2,482,140
27,100	Navistar International Corp.†	870,452
98,000	PACCAR Inc.	3,314,360

		9,084,452

	Automotive: Parts and Accessories — 1.3%
25,000	BorgWarner Inc.†	1,513,250
411,000	Genuine Parts Co.	20,878,800
10,000	Johnson Controls Inc.	263,700

		22,655,750

	Building and Construction — 0.1%
44,000	Layne Christensen Co.†	1,016,400

	Business Services — 0.7%
165,000	Diebold Inc.	4,539,150
130,000	Intermec Inc.†	847,600
20,000	MasterCard Inc., Cl. A	6,343,200

		11,729,950

	Cable and Satellite — 1.5%
85,001	AMC Networks Inc., Cl. A†	2,715,782
371,000	Cablevision Systems Corp., Cl. A	5,835,830
16,000	Cogeco Inc.	671,820
230,000	DISH Network Corp., Cl. A†	5,763,800
50,000	EchoStar Corp., Cl. A†	1,130,500
67,000	Liberty Global Inc., Cl. A†	2,424,060
33,000	Liberty Global Inc., Cl. C†	1,142,130
160,000	Rogers Communications Inc., Cl. B	5,473,600

		25,157,522

	Communications Equipment — 0.1%
50,000	Thomas & Betts Corp.†	1,995,500

	Computer Hardware — 0.1%
75,000	Hewlett-Packard Co.	1,683,750
19,000	SanDisk Corp.†	766,650

		2,450,400

Shares		Market Value

	Computer Software and Services — 0.6%
11,000	Google Inc., Cl. A†	$5,658,180
60,000	Microsoft Corp.	1,493,400
245,000	Yahoo! Inc.†	3,224,200

		10,375,780

	Consumer Products — 4.2%
15,000	Altria Group Inc.	402,150
165,000	Avon Products Inc.	3,234,000
90,000	Fortune Brands Inc.	4,867,200
50,000	Hanesbrands Inc.†	1,250,500
90,000	Harman International Industries Inc.	2,572,200
192,000	Kimberly-Clark Corp.	13,633,920
100,000	Newell Rubbermaid Inc.	1,187,000
25,000	Philip Morris International Inc.	1,559,500
905,000	Swedish Match AB	30,072,799
145,000	The Procter & Gamble Co.	9,161,100
100,000	Tupperware Brands Corp.	5,374,000

		73,314,369

	Consumer Services — 0.0%
11,000	Dollar Thrifty Automotive Group Inc.†	619,300

	Diversified Industrial — 3.2%
100,000	Bouygues SA	3,340,657
130,000	Cooper Industries plc	5,995,600
667,000	General Electric Co.	10,165,080
300,000	Honeywell International Inc.	13,173,000
115,000	ITT Corp.	4,830,000
121,000	Owens-Illinois Inc.†	1,829,520
60,000	Smiths Group plc	935,176
6,000	Sulzer AG	624,228
5,000	Texas Industries Inc.	158,700
252,000	Textron Inc.	4,445,280
255,000	Tyco International Ltd.	10,391,250

		55,888,491

	Electronics — 1.7%
839,900	Intel Corp.	17,915,067
120,000	Netlogic Microsystems Inc.†	5,774,400
130,000	TE Connectivity Ltd.	3,658,200
100,000	Texas Instruments Inc.	2,665,000

		30,012,667

	Energy and Utilities: Electric — 4.4%
85,000	ALLETE Inc.	3,113,550
217,000	American Electric Power Co. Inc.	8,250,340
269,400	DPL Inc.	8,119,716
50,000	Edison International	1,912,500
210,000	Electric Power Development Co. Ltd.	6,240,373
771,000	Great Plains Energy Inc.	14,880,300
260,000	Integrys Energy Group Inc.	12,641,200

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Electric (Continued)
100,000	Pepco Holdings Inc.	$1,892,000
212,000	Pinnacle West Capital Corp.	9,103,280
75,000	Southern Co.	3,177,750
183,000	UniSource Energy Corp.	6,604,470

		75,935,479

	Energy and Utilities: Integrated — 10.5%
12,000	Alliant Energy Corp.	464,160
110,000	Ameren Corp.	3,274,700
50,000	Avista Corp.	1,192,500
55,000	Black Hills Corp.	1,685,200
40,000	CH Energy Group Inc.	2,086,800
108,000	Chubu Electric Power Co. Inc.	2,047,141
278,000	CONSOL Energy Inc.	9,432,540
166,000	Consolidated Edison Inc.	9,465,320
67,000	Dominion Resources Inc.	3,401,590
150,000	Duke Energy Corp.	2,998,500
400,000	Edison SpA†	507,228
550,000	El Paso Corp.	9,614,000
120,000	Endesa SA	2,802,213
440,000	Enel SpA	1,958,280
50,000	Exelon Corp.	2,130,500
100,000	FirstEnergy Corp.	4,491,000
95,000	Hawaiian Electric Industries Inc.	2,306,600
250,000	Hera SpA	381,828
121,500	Hokkaido Electric Power Co. Inc.	1,805,251
121,500	Hokuriku Electric Power Co.	2,269,953
90,000	Iberdrola SA, ADR	2,402,100
130,000	Korea Electric Power Corp., ADR†	1,105,000
125,000	Kyushu Electric Power Co. Inc.	2,030,663
62,000	MGE Energy Inc.	2,521,540
35,102	National Grid plc, ADR	1,741,059
251,000	NextEra Energy Inc.	13,559,020
230,000	NiSource Inc.	4,917,400
461,700	NSTAR	20,688,777
344,000	OGE Energy Corp.	16,439,760
25,000	Ormat Technologies Inc.	402,000
283,000	Progress Energy Inc.	14,636,760
155,000	Public Service Enterprise Group Inc.	5,172,350
121,500	Shikoku Electric Power Co. Inc.	3,367,911
121,500	The Chugoku Electric Power Co. Inc.	2,159,685
50,000	The Empire District Electric Co.	969,000
121,500	The Kansai Electric Power Co. Inc.	2,123,454
5,000	The Tokyo Electric Power Co. Inc.†	15,558
139,000	Tohoku Electric Power Co. Inc.	1,946,324
160,000	Vectren Corp.	4,332,800
322,000	Westar Energy Inc.	8,507,240
145,000	Wisconsin Energy Corp.	4,537,050
140,000	Xcel Energy Inc.	3,456,600

		181,347,355

Shares		Market Value

	Energy and Utilities: Natural Gas — 4.5%
4,000	Atmos Energy Corp.	$129,800
25,000	Delta Natural Gas Co. Inc.	765,000
160,356	GDF Suez, Strips	215
20,000	Kinder Morgan Energy Partners LP	1,367,600
424,000	National Fuel Gas Co.	20,640,320
150,000	Nicor Inc.	8,251,500
200,000	ONEOK Inc.	13,208,000
170,600	Sempra Energy	8,785,900
28,000	South Jersey Industries Inc.	1,393,000
130,000	Southern Union Co.	5,274,100
159,000	Southwest Gas Corp.	5,751,030
435,000	Spectra Energy Corp.	10,670,550
42,000	The Laclede Group Inc.	1,627,500

		77,864,515

	Energy and Utilities: Oil — 9.7%
57,000	Anadarko Petroleum Corp.	3,593,850
37,000	Apache Corp.	2,968,880
44,000	BG Group plc, ADR	4,197,600
160,000	BP plc, ADR	5,771,200
80,000	Chesapeake Energy Corp.	2,044,000
199,000	Chevron Corp.	18,411,480
344,000	ConocoPhillips	21,782,080
66,000	Devon Energy Corp.	3,659,040
140,000	Eni SpA, ADR	4,918,200
205,000	Exxon Mobil Corp.	14,889,150
39,000	Hess Corp.	2,045,940
462,400	Marathon Oil Corp.	9,978,592
229,700	Marathon Petroleum Corp.	6,215,682
114,000	Murphy Oil Corp.	5,034,240
225,100	Occidental Petroleum Corp.	16,094,650
1,600	PetroChina Co. Ltd., ADR	192,784
71,000	Petroleo Brasileiro SA, ADR	1,593,950
220,000	Repsol YPF SA, ADR	5,777,200
220,000	Royal Dutch Shell plc, Cl. A, ADR	13,534,400
645,100	Statoil ASA, ADR	13,901,905
100,000	Sunoco Inc.	3,101,000
185,000	Total SA, ADR	8,115,950

		167,821,773

	Energy and Utilities: Services — 2.7%
185,000	ABB Ltd., ADR†	3,159,800
74,000	Cameron International Corp.†	3,073,960
85,000	Diamond Offshore Drilling Inc.	4,652,900
398,600	Halliburton Co.	12,165,272
10,000	Noble Corp.†	293,500
76,000	Oceaneering International Inc.	2,685,840
151,000	Rowan Companies Inc.†	4,558,690
117,000	Schlumberger Ltd.	6,988,410
46,000	Transocean Ltd.	2,196,040
540,000	Weatherford International Ltd.†	6,593,400

		46,367,812

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Water — 1.1%
11,000	American States Water Co.	$373,230
429,000	American Water Works Co. Inc.	12,947,220
74,000	Aqua America Inc.	1,596,180
40,000	Pennichuck Corp.	1,119,200
90,000	SJW Corp.	1,959,300
12,000	The York Water Co.	194,160
25,000	United Utilities Group plc, ADR	487,750

		18,677,040

	Entertainment — 1.0%
37,000	Grupo Televisa SA, ADR	680,430
149,000	Take-Two Interactive Software Inc.†	1,895,280
90,000	The Madison Square Garden Co., Cl. A†	2,052,000
295,000	Time Warner Inc.	8,841,150
180,000	Vivendi SA	3,698,102

		17,166,962

	Environmental Services — 0.8%
9,675	Veolia Environnement	143,490
402,000	Waste Management Inc.	13,089,120

		13,232,610

	Equipment and Supplies — 1.1%
95,000	CIRCOR International Inc.	2,790,150
57,000	Lufkin Industries Inc.	3,032,970
68,000	Mueller Industries Inc.	2,624,120
429,000	RPC Inc.	7,001,280
150,000	Tenaris SA, ADR	3,817,500

		19,266,020

	Financial Services — 10.3%
178,000	Aflac Inc.	6,221,100
80,000	AllianceBernstein Holding LP	1,092,000
460,200	American Express Co.	20,662,980
360,000	Bank of America Corp.	2,203,200
37,000	BlackRock Inc.	5,476,370
150,770	Citigroup Inc.	3,862,727
23,000	CME Group Inc.	5,667,200
95,000	Deutsche Bank AG	3,287,950
230,000	Discover Financial Services	5,276,200
98,000	Fidelity National Financial Inc., Cl. A	1,487,640
105,000	Fidelity National Information Services Inc.	2,553,600
250,000	First Niagara Financial Group Inc.	2,287,500
65,000	HSBC Holdings plc, ADR	2,472,600
180,000	Invesco Ltd.	2,791,800
550,000	JPMorgan Chase & Co.	16,566,000
329,000	Legg Mason Inc.	8,458,590
44,000	M&T Bank Corp.	3,075,600
103,000	Moody’s Corp.	3,136,350

Shares		Market Value

240,000	Morgan Stanley	$3,240,000
45,000	National Australia Bank Ltd., ADR	951,750
175,000	New York Community Bancorp Inc.	2,082,500
100,000	Northern Trust Corp.	3,498,000
232,000	PNC Financial Services Group Inc.	11,180,080
285,000	SLM Corp.	3,548,250
136,000	State Street Corp.	4,373,760
147,000	T. Rowe Price Group Inc.	7,022,190
651,000	The Bank of New York Mellon Corp.	12,102,090
98,000	The Blackstone Group LP	1,174,040
180,000	The Travelers Companies Inc.	8,771,400
25,000	U.S. Bancorp	588,500
359,000	Waddell & Reed Financial Inc., Cl. A	8,978,590
554,000	Wells Fargo & Co.	13,362,480
15,000	Willis Group Holdings plc	515,550

		177,968,587

	Food and Beverage — 11.7%
100,000	Campbell Soup Co.	3,237,000
350,000	China Mengniu Dairy Co. Ltd.	1,078,666
170,000	ConAgra Foods Inc.	4,117,400
75,000	Constellation Brands Inc., Cl. A†	1,350,000
300,082	Danone	18,573,959
1,550,000	Davide Campari – Milano SpA	11,390,188
274,000	Dr Pepper Snapple Group Inc.	10,625,720
582,000	General Mills Inc.	22,389,540
80,000	H.J. Heinz Co.	4,038,400
265,000	ITO EN Ltd.	4,885,648
375,000	Kikkoman Corp.	4,327,110
750,000	Kraft Foods Inc., Cl. A	25,185,000
64,000	Molson Coors Brewing Co., Cl. B	2,535,040
150,000	Morinaga Milk Industry Co. Ltd.	669,000
168,000	NISSIN FOODS HOLDINGS CO. LTD.	6,795,799
1,600,000	Parmalat SpA	3,397,596
339,450	Parmalat SpA, GDR (a)(b)	721,874
119,000	PepsiCo Inc.	7,366,100
62,000	Pernod-Ricard SA	4,886,671
19,319	Remy Cointreau SA	1,342,011
1,250,000	Sara Lee Corp.	20,437,500
346,000	The Coca-Cola Co.	23,375,760
128,000	The Hershey Co.	7,582,720
361,000	Yakult Honsha Co. Ltd.	11,312,550

		201,621,252

	Health Care — 3.7%
114,000	Abbott Laboratories	5,829,960
197,000	Bristol-Myers Squibb Co.	6,181,860
20,000	Cephalon Inc.†	1,614,000
110,000	Covidien plc	4,851,000
125,000	Eli Lilly & Co.	4,621,250
82,000	Johnson & Johnson	5,224,220
73,000	Mead Johnson Nutrition Co.	5,024,590

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
215,000	Merck & Co. Inc.	$7,032,650
112,500	Owens & Minor Inc.	3,204,000
719,000	Pfizer Inc.	12,711,920
47,600	Schiff Nutrition International Inc.†	527,408
40,000	St. Jude Medical Inc.	1,447,600
25,000	UnitedHealth Group Inc.	1,153,000
64,000	Watson Pharmaceuticals Inc.†	4,368,000

		63,791,458

	Hotels and Gaming — 0.3%
15,000	Accor SA	404,938
75,000	Boyd Gaming Corp.†	367,500
3,000	Hyatt Hotels Corp., Cl. A†	94,110
800,000	Ladbrokes plc	1,485,802
60,000	Las Vegas Sands Corp.†	2,300,400

		4,652,750

	Machinery — 0.6%
160,000	CNH Global NV†	4,198,400
90,500	Deere & Co.	5,843,585

		10,041,985

	Manufactured Housing and Recreational Vehicles — 0.0%
5,396	Skyline Corp.	51,532

	Metals and Mining — 1.5%
16,000	Agnico-Eagle Mines Ltd.	952,320
310,000	Alcoa Inc.	2,966,700
20,000	Alliance Holdings GP LP	879,800
8,000	BHP Billiton Ltd., ADR	531,520
280,000	Freeport-McMoRan Copper & Gold Inc.	8,526,000
185,000	Newmont Mining Corp.	11,636,500
25,000	Peabody Energy Corp.	847,000

		26,339,840

	Paper and Forest Products — 0.6%
414,000	International Paper Co.	9,625,500

	Publishing — 0.0%
345,000	Il Sole 24 Ore SpA†	356,135

	Real Estate — 0.0%
18,000	Brookfield Asset Management Inc., Cl. A	495,900

	Retail — 2.9%
336,000	CVS Caremark Corp.	11,282,880
142,000	Ingles Markets Inc., Cl. A	2,022,080
137,000	Lowe’s Companies Inc.	2,649,580
105,000	Macy’s Inc.	2,763,600
330,000	Safeway Inc.	5,487,900
295,000	Sally Beauty Holdings Inc.†	4,897,000
133,000	The Home Depot Inc.	4,371,710

Shares		Market Value

35,000	Wal-Mart Stores Inc.	$1,816,500
278,000	Walgreen Co.	9,143,420
75,000	Whole Foods Market Inc.	4,898,250

		49,332,920

	Semiconductors — 0.4%
100,000	Varian Semiconductor Equipment Associates Inc.†	6,115,000

	Specialty Chemicals — 1.6%
69,000	Air Products & Chemicals Inc.	5,269,530
55,000	Airgas Inc.	3,510,100
97,000	Ashland Inc.	4,281,580
193,099	E. I. du Pont de Nemours and Co.	7,718,167
380,000	Ferro Corp.†	2,337,000
95,000	Olin Corp.	1,710,950
124,000	The Dow Chemical Co.	2,785,040

		27,612,367

	Telecommunications — 5.8%
3,000	AboveNet Inc.	160,800
528,000	AT&T Inc.	15,058,560
293,000	BCE Inc.	10,975,780
40,000	Belgacom SA	1,214,346
40,000	Bell Aliant Inc. (a)	1,055,444
550,000	Deutsche Telekom AG, ADR	6,451,500
55,000	France Telecom SA, ADR	900,350
215,000	Hellenic Telecommunications Organization SA, ADR	470,850
43,000	Loral Space & Communications Inc.†	2,154,300
150,000	Portugal Telecom SGPS SA	1,105,291
1,600,000	Sprint Nextel Corp.†	4,864,000
45,000	Telefonica SA, ADR	860,400
140,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	2,093,000
110,000	Telekom Austria AG	1,116,933
49,199	Telephone & Data Systems Inc.	1,045,479
80,000	Telephone & Data Systems Inc., Special	1,581,600
110,000	Telstra Corp. Ltd., ADR	1,650,000
70,000	TELUS Corp., Non-Voting	3,236,800
986,000	Verizon Communications Inc.	36,284,800
40,000	VimpelCom Ltd., ADR	381,200
269,000	Vodafone Group plc, ADR	6,899,850

		99,561,283

	Transportation — 0.5%
250,000	GATX Corp.	7,747,500
20,000	Kansas City Southern†	999,200

		8,746,700

	Wireless Communications — 0.3%
120,000	United States Cellular Corp.†	4,758,000

	TOTAL COMMON STOCKS	1,589,645,334

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Shares		Market Value

	CONVERTIBLE PREFERRED STOCKS — 0.9%
	Broadcasting — 0.0%
13,888	Emmis Communications Corp., 6.250% Cv. Pfd., Ser. A†	$180,683

	Building and Construction — 0.0%
200	Fleetwood Capital Trust, 6.000% Cv. Pfd. (c)	0

	Energy and Utilities — 0.3%
129,000	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	5,768,880

	Financial Services — 0.2%
1,500	Doral Financial Corp., 4.750% Cv. Pfd.†	184,550
74,000	Newell Financial Trust I, 5.250% Cv. Pfd.	3,126,500

		3,311,050

	Telecommunications — 0.4%
55,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	2,196,975
75,000	Crown Castle International Corp., 6.250% Cv. Pfd.	4,387,500

		6,584,475

	Transportation — 0.0%
1,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (c)	232,425

	TOTAL CONVERTIBLE PREFERRED STOCKS	16,077,513

	RIGHTS — 0.0%
	Health Care — 0.0%
150,300	Sanofi, CVR, expire 12/31/20†	159,318

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
650	Parmalat SpA, GDR, expire 12/31/15† (a)(b)(c)	261

Principal Amount

	CORPORATE BONDS — 0.8%
	Aerospace — 0.1%
$1,500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	1,301,250

	Computer Hardware — 0.1%
3,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	2,917,500

	Diversified Industrial — 0.5%
8,800,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (a)	8,162,000

Principal Amount		Market Value

	Financial Services — 0.0%
$500,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	$489,375

	Real Estate — 0.0%
450,000	Palm Harbor Homes Inc., Cv., 3.250%, 05/15/24† (c)	214,875

	Retail — 0.1%
4,900,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12† (c)	1,304,870

	TOTAL CORPORATE BONDS	14,389,870

	U.S. GOVERNMENT OBLIGATIONS — 6.2%
107,467,000	U.S. Treasury Bills, 0.000% to 0.115%††, 10/13/11 to 03/29/12	107,460,437

TOTAL INVESTMENTS — 100.0% (Cost $1,593,661,795)		$1,727,732,733

	Aggregate tax cost	$1,606,981,165

	Gross unrealized appreciation	$278,004,989
	Gross unrealized depreciation	(157,253,421)

	Net unrealized appreciation/depreciation	$120,751,568

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of Rule 144A securities amounted to $9,939,579 or 0.58% of total investments. Except as noted in (b), these securities are liquid.
(b)	Illiquid security.
(c)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $1,752,431 or 0.10% of total investments.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
CVR	Contingent Value Right
GDR	Global Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2011 (Unaudited)

Geographic Diversification	% of Market Value	Market Value
North America	83.4%	$1,440,522,973
Europe	13.0	225,336,239
Japan	3.0	51,996,421
Asia/Pacific	0.3	5,509,720
Latin America	0.3	4,367,380

Total Investments	100.0%	$1,727,732,733

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$1,589,645,334	—	—	$1,589,645,334
Convertible Preferred Stocks:
Building and Construction	—	—	$0	0
Transportation	—	$232,425	—	232,425
Other Industries (a)	15,845,088	—	—	15,845,088
Total Convertible Preferred Stocks	15,845,088	232,425	0	16,077,513
Rights (a)	159,318	—	—	159,318
Warrants (a)	—	261	—	261
Corporate Bonds	1,304,870	12,870,125	214,875	14,389,870
U.S. Government Obligations	—	107,460,437	—	107,460,437
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,606,954,610	$120,563,248	$214,875	$1,727,732,733

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

THE GABELLI DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3 †	Transfers out of Level 3 †	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Preferred Stocks:
Building and Construction	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Corporate Bonds	1,575,000	—	—	131,625	—	—	83,250	(1,575,000)	214,875	131,625
TOTAL INVESTMENTS IN SECURITIES	$1,575,000	$—	$—	$131,625	$—	$—	$83,250	$(1,575,000)	$214,875	$131,625

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

THE GABELLI DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of achieving additional return or hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, or protecting the value of its portfolio against uncertainty in the level of future currency exchange rates. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added

THE GABELLI DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the- money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2011, the Fund held no investments in options.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At September 30, 2011, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of certain hedging, yield enhancements, and risk management purposes. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the period ended September 30, 2011, the Fund held no investments in futures contracts.

THE GABELLI DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of protecting the value of its portfolio against uncertainty in the level of future currency exchange rates or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $152,531,605, which are available to reduce future required distributions of net capital gains to shareholders. $22,445,283 of the loss carryforward is available through 2016; and $104,827,291 is available through 2017; and $25,259,031 is available through 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2010, the Fund had deferred capital losses of $2,356,693 and currency losses of $476.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Dividend & Income Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Salvatore M. Salibello

Certified Public Accountant,

Salibello & Broder, LLP

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Carter W. Austin

Vice President & Ombudsman

Peter D. Goldstein

Chief Compliance Officer

Laurissa M. Martire

Vice President & Ombudsman

Agnes Mullady

Treasurer & Secretary

David I. Schachter

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.875% Preferred	6.00% Preferred
NYSE–Symbol:	GDV	GDV PrA	GDV PrD
Shares Outstanding:	82,965,389	3,048,019	2,542,296

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDVX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Gabelli Dividend & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/29/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/29/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/29/11

*	Print the name and title of each signing officer under his or her signature.